Sales of Receivables	3 Months Ended
Mar. 31, 2012
Sales of Receivables [Abstract]
SALES OF RECEIVABLES

NOTE 4 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by five customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, $84.2 million of receivables were sold during the Successor three months ended March 31, 2012. $30.0 million of receivables were sold during the Predecessor period January 1, 2011 through January 25, 2011 and $39.6 million were sold during the Successor three months ended March 31, 2011 for a total of $69.6 million for the combined three months ended March 31, 2011.

If receivables had not been factored, $174.2 million and $171.3 million of additional receivables would have been outstanding at March 31, 2012 and December 31, 2011, respectively. Holdings retained no rights or interests in the receivables and has no obligations with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies. These costs were $1.5 million for the Successor three months ended March 31, 2012, $0.5 million during the Predecessor period January 1, 2011 through January 25, 2011 and $0.7 million for the Successor period ended March 31, 2011, for a total of $1.2 million for the combined three months ended March 31, 2011. These costs are recorded in the unaudited condensed consolidated statements of comprehensive income in “Miscellaneous, net.”